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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 24, 2004

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

        0-27662                                              NOT APPLICABLE
(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)

   AMERICAN INTERNATIONAL BUILDING,
         29 RICHMOND ROAD
         PEMBROKE, BERMUDA                                        HM 08
(Address of principal executive offices)                        (Zip Code)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

      On August 24, 2004, IPC Holdings, Ltd. announced its initial estimate of the impact of Hurricane Charley on its results of operations. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number            Description
-------           -----------
99.1              Press release of IPC Holdings, Ltd. issued August 24, 2004 reporting on the Company's initial estimate of the impact of
                  Hurricane Charley on its results of operations


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPC HOLDINGS, LTD.


                                        By        /s/ James P. Bryce
                                            ------------------------------
                                                    James P. Bryce
                                                     President and
                                               Chief Executive Officer

Date: August 24, 2004


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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              Press release of IPC Holdings, Ltd. issued August 24, 2004 reporting on the Company's initial estimate of the impact of
                  Hurricane Charley on its results of operations


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